FIRSTHAND FUNDS

                                  ANNUAL REPORT


                                December 31, 2002

                         FIRSTHAND TECHNOLOGY VALUE FUND
                              Advisor Class Shares

FIRSTHAND TECHNOLOGY VALUE FUND
Advisor Class Shares
Performance and Portfolio Discussion

Firsthand Technology Value Fund Advisor Class Shares had a total return of -54.31% since its inception on February 1, 2002. The Nasdaq, S&P 500, and the DJIA had total returns of -29.87%, -20.38%, and -14.13%, respectively, for the same period.

--------------------------------------------------------------------------------

                         FIRSTHAND TECHNOLOGY VALUE FUND
           GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION
                        Return Since Inception = -54.31%
                            Inception Date: 2/1/2002

[GRAPH]

   DATE           FUND          NASDAQ          DJIA          S&P 500
   ----           ----          ------          ----          -------
  2/1/2002       10000          10000          10000          10000
 2/28/2002        7950           9062          10224           9877
 3/31/2002        8865           9661          10534          10249
 4/30/2002        7417           8840          10081           9627
 5/31/2002        6902           8463          10088           9556
 6/30/2002        5727           7667           9406           8876
 7/31/2002        4625           6962           8901           8184
 8/31/2002        4561           6894           8849           8237
 9/30/2002        3725           6148           7765           7342
10/31/2002        4227           6977           8607           7988
11/30/2002        5535           7762           9144           8458
12/31/2002        4569           7013           8587           7962

     Returns assume reinvestment of all dividends and distributions and include all Fund expenses but do not reflect the impact of taxes. Past performance cannot guarantee future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The chart above assumes an initial investment of $10,000 and reinvestment of dividends and capital gains and include all Fund expenses. The chart does not reflect the effect of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

     The Dow Jones Industrial Average (DJIA) is a group of 30 stocks tracked by the Dow Jones Company. The Nasdaq Composite Index (Nasdaq) is a capitalization-weighted index of all common stocks listed with Nasdaq. The Standard & Poor's 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

--------------------------------------------------------------------------------

The weak economic recovery spelled trouble for the tech sector in 2002, as companies worked to avoid new technology expenditures. While the resulting lack of corporate IT spending hurt the tech sector, select areas of technology held up relatively well, largely as a result of defense, government, and consumer spending. Many businesses with limited exposure to corporate IT spending flourished as the economy began to rebound. Some of our investments in these areas are highlighted below.

Increased government spending for the war on terrorism helped defense stocks avoid the broad market downdraft. We played this trend by owning not only some large defense companies, such as Raytheon (RTN), ITT Industries (ITT) and L-3 Communications (LLL), but also some of the smaller defense electronics manufacturers as well. One such company is FLIR Systems (FLIR), which makes imaging and heat-detection systems for security and surveillance applications. The military utilizes FLIR's infrared cameras to enhance images in virtually any weather conditions. The company's stock rose in 2002 due to strong demand for airborne and ground-based imaging systems.

While the sour economy battered many tech companies' profits, Websense (WBSN) posted sequential growth in revenue and net income every quarter in 2002. Government spending boosted demand for the company's Employee Internet Management (EIM) software. EIM software lets employers monitor and report employee Internet usage, block access to certain content, and set time periods when Internet access is available. Websense has shown an ability to grow during difficult times and we believe the company should excel when IT spending returns in full force.

Zoran (ZRAN), a company that supplies high-performance chips used in DVD players and digital cameras, also exhibited growth in 2002 on the strength of consumer electronics spending. Sales in both of these product categories were strong throughout 2002. The company's exposure to two of the most rapidly growing products in the consumer electronics market has helped it post gains in net income in each of the past four quarters. Other portfolio companies that managed to ward off the ills of the economy in 2002 included consumer-related flash memory suppliers SanDisk (SNDK) and Lexar Media (LEXR).

Heading the Fund's list of poor performers were Wind River Systems (WIND), Enterasys Networks (ETS), and Riverstone Networks (RSTN). During the period, we closed positions in several tech stalwarts including Intel (INTC), Cisco Systems
(CSCO), and Sun Microsystems (SUNW) and invested the proceeds in companies we believe are better positioned to grow more quickly as we come out of the IT downturn. For similar reasons, we reduced our exposure to the health care and biotech segments by closing positions in medical device maker Medtronic (MDT), research product supplier Invitrogen (IVGN), and biotech heavyweight Amgen
(AMGN).

We believe the past 12 months represented an excellent opportunity for value investing in the technology sector as economic fears and worries about a war with Iraq kept tech stock valuations at remarkably low levels. We strongly believe that investment returns can be enhanced by buying great companies when they are out of favor. We expect the combination of stronger fundamentals and improving investor confidence will have a positive impact on our tech sector investments as the market adjusts to reflect the long-term opportunities these great companies possess.

To the Shareholders and Board of Trustees
Firsthand Funds
San Jose, California


We have audited the accompanying statement of assets and liabilities of Firsthand Funds comprising Firsthand Technology Value Fund, including the portfolio of investments as of December 31, 2002, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, indicated thereon, in conformity with accounting principals generally accepted in the United States of America.


TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
February 8, 2003

FIRSTHAND TECHNOLOGY VALUE FUND
Portfolio of Investments
December 31, 2002
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
COMMON STOCK                                   99.2%               $488,431,570
  (Cost $1,784,134,476)                                            ------------

COMMUNICATIONS                                  2.5%                 12,177,447
                                                                   ------------
  @Road, Inc.                             *              356,700      1,473,171
  Comcast Corp. - Special Class A         *               43,100        973,629
  Concurrent Computer Corp.               *              860,700      2,478,816
  General Motors Corp. - H                *               29,700        317,790
  Inet Technologies, Inc.                 *               25,000        152,500
  Intrado, Inc.                           *              409,100      4,061,954
  Metro One Telecommunications, Inc.      *               96,500        622,425
  Raindance Communications, Inc.          *               98,000        316,540
  ViaSat, Inc.                            *              154,300      1,780,622

COMMUNICATIONS EQUIPMENT                       17.2%                 84,765,427
                                                                   ------------
  Anaren, Inc. (1)                        *            1,611,900     14,184,720
  ARRIS Group, Inc.                       *              100,600        359,142
  CIENA Corp.                             *              645,200      3,316,328
  Global Locate, Inc. - A (2)             *            6,030,896      4,424,145
  Motorola, Inc.                                       1,999,000     17,291,350
  NHC Communications, Inc.                *              328,700        264,258
  Powerwave Technologies, Inc.            *              959,100      5,179,140
  Radia Communications, Inc. - B (2)      *            4,836,274      4,159,196
  REMEC, Inc.                             *              440,000      1,707,200
  SpectraLink Corp.                       *              180,000      1,292,400
  Stratex Networks, Inc. (1)              *            4,832,036     10,678,799
  Tekelec, Inc.                           *              875,800      9,152,110
  UTStarcom, Inc.                         *              643,300     12,756,639

DEFENSE & AEROSPACE                            11.4%                 56,231,829
                                                                   ------------
  FLIR Systems, Inc.                      *              135,300      6,602,640
  Herley Industries, Inc.                 *              372,400      6,482,739
  ITT Industries, Inc.                                    52,500      3,186,225
  L-3 Communications Holdings, Inc.       *               40,000      1,796,400
  Raytheon Co.                                         1,241,100     38,163,825

ELECTRONIC DESIGN AUTOMATION                    4.3%                 20,942,639
                                                                   ------------
  Synopsys, Inc.                          *              453,795     20,942,639

HEALTH CARE                                     1.6%                  8,057,015
                                                                   ------------
  Abgenix, Inc.                           *              345,000      2,542,650
  BioMarin Pharmaceutical, Inc.           *              625,300      4,408,365
  Medarex, Inc.                           *              280,000      1,106,000

INTERNET                                        0.1%                    444,720
                                                                   ------------
  EarthLink, Inc.                         *               81,600        444,720

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Portfolio of Investments
December 31, 2002
(CONTINUED)
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------

NETWORKING                                      3.8%               $ 18,818,780
                                                                   ------------
  Caspian Networks, Inc. - AAA (2)        *            3,378,104      2,128,205
  Enterasys Networks, Inc.                *            4,418,200      6,892,392
  Extreme Networks, Inc.                  *               12,695         41,513
  IP Unity, Inc. - C (2)                  *            1,104,265      1,127,013
  McDATA Corp. - B                        *              514,700      3,618,341
  Polaris Networks, Inc. - A (2)          *              297,848        168,880
  Riverstone Networks, Inc.               *            2,284,168      4,842,436

OTHER ELECTRONICS                               0.4%                  1,935,000
                                                                   ------------
  Centerpoint Broadband
    Technologies, Inc. - D (2)            *               19,290              0
  Three-Five Systems, Inc.                *              300,000      1,935,000

PERIPHERALS                                     3.6%                 17,636,900
                                                                   ------------
  Electronics For Imaging, Inc.           *              200,000      3,252,200
  Read-Rite Corp.                         *            4,950,000      1,732,500
  Western Digital Corp.                   *            1,980,000     12,652,200

PHOTONICS                                       2.8%                 13,975,999
                                                                   ------------
  Celox Networks, Inc. - A-1 (2)          *            1,000,000              0
  Celox Networks, Inc. -
    Common Stock (2)                      *              138,122              0
  Corning, Inc.                           *            3,050,000     10,095,500
  Finisar Corp.                           *              198,700        188,765
  Luminous Networks, Inc. - D (2)         *              868,710        204,360
  LuxN, Inc. - Common Stock (2)           *              362,757          8,069
  Maple Optical Systems, Inc. - A-1 (2)   *           10,352,054      2,282,628
  Stratos Lightwave, Inc.                 *              272,034      1,196,677

SEMICONDUCTORS                                 29.9%                147,316,595
                                                                   ------------
  Aeroflex, Inc.                          *            1,250,600      8,629,140
  ANADIGICS, Inc.                         *              520,000      1,341,600
  Applied Micro Circuits Corp.            *            2,899,900     10,700,631
  ARM Holdings Plc - ADR                  *              600,000      1,518,000
  Celeritek, Inc.                         *              522,200      3,477,852
  Clarisay, Inc. - B (2)                  *            2,605,306      1,013,204
  Clarisay, Inc. - C (2)                  *            7,194,244      2,000,000
  Genesis Microchip, Inc.                 *               97,500      1,272,375
  GlobespanVirata, Inc.                   *            1,346,300      5,937,183
  Kopin Corp.                             *              299,100      1,172,472
  Lexar Media, Inc.                       *            1,196,700      7,503,309
  Microtune, Inc.                         *              917,300      2,871,149
  PMC-Sierra, Inc.                        *            1,255,700      6,981,692
  SanDisk Corp.                           *            1,213,700     24,638,110
  Silicon Genesis Corp. - D (2)           *            2,117,521      7,999,994
  Skyworks Solutions, Inc.                *            1,118,300      9,639,746
  STMicroelectronics N.V. - ADR                          812,800     15,857,728
  TranSwitch Corp.                        *            3,693,000      2,544,477
  TriQuint Semiconductor, Inc.            *            2,332,400      9,889,376
  Virage Logic Corp.                      *              177,400      1,779,322
  Zoran Corp. (1)                         *            1,460,500     20,549,235

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Portfolio of Investments
December 31, 2002
(CONTINUED)
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
SERVICES                                        2.5%               $ 12,073,960
                                                                   ------------
  Anteon International Corp.              *              120,900      2,901,600
  Genuity, Inc. - A                       *              457,600         41,184
  SunGard Data Systems, Inc.              *              340,000      8,010,400
  TeleCommunication Systems, Inc. - A     *              557,600      1,120,776

SOFTWARE                                       19.1%                 94,055,259
                                                                   ------------
  Adobe Systems, Inc.                                    554,100     13,742,234
  Concord Communications, Inc. (1)        *            1,189,300     10,691,807
  Electronic Arts, Inc.                   *               55,000      2,737,350
  Hyperion Solutions Corp.                *              200,000      5,134,000
  Legato Systems, Inc.                    *            4,340,400     21,832,212
  NetScreen Technologies, Inc.            *               59,300        998,612
  Network Associates, Inc.                *              470,000      7,562,300
  PeopleSoft, Inc.                        *              177,300      3,244,590
  Websense, Inc.                          *              726,300     15,514,494
  Wind River Systems, Inc.                *            3,072,600     12,597,660

WARRANTS                                        0.0%                        794
  (Cost $0)                                                        ------------

  PHOTONICS                                     0.0%                          0
                                                                   ------------
    Celox Networks, Inc. - A-1 (2)        *              500,000              0

  SEMICONDUCTORS                                0.0%                        794
                                                                   ------------
    Silicon Genesis Corp. - D (2)         *               79,407            794

CASH EQUIVALENTS                                0.6%                  3,059,932
  (Cost $3,059,932)                                                ------------
    SSgA Prime Money Market Portfolio                  3,059,932      3,059,932

TOTAL INVESTMENT SECURITIES                    99.8%                491,492,296
  (Cost $1,787,194,408)

OTHER ASSETS IN EXCESS OF LIABILITIES           0.2%                  1,188,220
                                                                   ------------

NET ASSETS                                    100.0%               $492,680,516
                                                                   ============
(1)  Affiliated issuer.
(2)  Restricted security.
ADR  American Depositary Receipts.

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Statement of Assets and Liabilities
December 31, 2002
                                                                   FIRSTHAND
                                                                  TECHNOLOGY
                                                                     VALUE
                                                                     FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
  At acquisition cost                                           $ 1,787,194,408
                                                                ===============
  At market value (Note 2)                                      $   491,492,296
Cash                                                                      6,551

Receivable for capital shares sold                                      302,173
Receivable for securities sold                                        3,703,537

Receivables from dividends and interest                                 371,895
Deferred trustee compensation (Note 6)                                   40,214
                                                                ---------------
     TOTAL ASSETS                                                   495,916,666
                                                                ---------------

LIABILITIES
Payable for capital shares redeemed                                   1,724,685
Payable for securities purchased                                        585,056
Payable to affiliates (Note 4)                                          886,195
Payable for trustee compensation (Note 6)                                40,214
                                                                ---------------
     TOTAL LIABILITIES                                                3,236,150
                                                                ---------------

NET ASSETS                                                      $   492,680,516
                                                                ===============

Net assets consist of:
  Paid-in-capital                                               $ 3,638,947,366
  Accumulated net realized losses
    from security transactions                                   (1,850,564,738)
  Net unrealized depreciation
    on investments                                               (1,295,702,112)
                                                                ---------------

NET ASSETS                                                      $   492,680,516
                                                                ===============

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Statement of Assets and Liabilities
December 31, 2002
                                                                   FIRSTHAND
                                                                  TECHNOLOGY
                                                                     VALUE
(CONTINUED)                                                          FUND
--------------------------------------------------------------------------------
ADVISOR CLASS:

Net assets                                                      $          80.39
                                                                ================
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                                         4.486
                                                                ================
Net asset value, redemption price
  and offering price per share (Note 2)                         $          17.92
                                                                ================

INVESTOR CLASS:
Net assets                                                      $    492,680,436
                                                                ================
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                                    27,239,559
                                                                ================
Net asset value, redemption price
  and offering price per share (Note 2)                         $          18.09
                                                                ================

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Statement of Operations
For the Year Ended December 31, 2002
                                                                     FIRSTHAND
                                                                    TECHNOLOGY
                                                                       VALUE
                                                                       FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME

  Interest                                                        $     263,802
  Dividends                                                           1,979,579
  Other income (A)                                                      356,148
                                                                  -------------

          TOTAL INVESTMENT INCOME                                     2,599,529
                                                                  -------------

EXPENSES

  Investment advisory fees (Note 4)                                  11,941,935
  Administrative fees (Note 4)                                        3,092,564
  Distribution fees-Advisor Class (Note 4)                                    1
                                                                  -------------

          TOTAL EXPENSES                                             15,034,500
                                                                  -------------
NET INVESTMENT LOSS                                                 (12,434,971)
                                                                  -------------
REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS
  Net realized losses from security
    transactions and foreign currency                              (698,493,252)
  Net change in unrealized
    depreciation on investments                                     (45,529,784)
                                                                  -------------

NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                                            (744,023,036)
                                                                  -------------

NET DECREASE IN NET
  ASSETS FROM OPERATIONS                                          $(756,458,007)
                                                                  =============

(A)  Other income includes compensation received for securities loaned.

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Statement of Changes in Net Assets
For the Years Ended December 31, 2002, and December 31, 2001

                                                                        FIRSTHAND TECHNOLOGY
                                                                             VALUE FUND

                                                                     Year                 Year
                                                                    Ended                Ended
                                                                   12/31/02             12/31/01
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss                                          $   (12,434,971)      $   (22,921,321)
  Net realized losses from security transactions
    and foreign currency                                          (698,493,252)       (1,129,943,990)
  Net change in unrealized depreciation on investments             (45,529,784)         (252,434,978)
                                                               ---------------       ---------------
  Net decrease in net assets from operations                      (756,458,007)       (1,405,300,289)
                                                               ---------------       ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                --                    --
  From net realized gains                                                   --           (13,701,143)
  In excess of net realized gains                                           --                    --
                                                               ---------------       ---------------
  Decrease in net assets from distributions
    to shareholders                                                         --           (13,701,143)
                                                               ---------------       ---------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                         88,398,134 (B)       674,483,205
  Proceeds received in merger                                       24,246,552 (B)                --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                                           --            13,385,838
  Payments for shares redeemed (A)
                                                                  (313,374,778)(B)      (849,768,278)
                                                               ---------------       ---------------
  Net decrease in net assets from capital share
    transactions                                                  (200,730,092)         (161,899,235)
                                                               ---------------       ---------------

TOTAL DECREASE IN NET ASSETS                                      (957,188,099)       (1,580,900,667)

NET ASSETS:
      Beginning of year                                          1,449,868,615         3,030,769,282
                                                               ---------------       ---------------
      End of year                                              $   492,680,516       $ 1,449,868,615
                                                               ===============       ===============

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Statement of Changes in Net Assets
For the Years Ended December 31, 2002, and December 31, 2001

                                                                        FIRSTHAND TECHNOLOGY
                                                                             VALUE FUND

                                                                     Year                 Year
                                                                    Ended                Ended
(CONTINUED)                                                        12/31/02             12/31/01
----------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY:
  Shares sold                                                        3,332,459 (B)        11,804,972
  Shares issued in exchange for proceeds received in merger          1,328,422 (B)                --
  Shares issued in reinvestment of distributions to
    shareholders                                                            --               318,313
  Shares redeemed
                                                                   (12,570,647)(B)       (17,748,788)
                                                               ---------------       ---------------
  Net decrease in shares outstanding                                (7,909,766)           (5,625,503)
  Shares outstanding, beginning of year                             35,149,329            40,774,832
                                                               ---------------       ---------------
  Shares outstanding, end of year                                   27,239,563            35,149,329
                                                               ===============       ===============


(A)  Net of redemption fees of $615,400 and $4,285,905, respectively.
(B)  See Note 5 of notes to financial statements.

                 see accompanying notes to financial statements

FIRSTHAND TECHNOLOGY VALUE FUND
Advisor Class Shares
Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

                                                                     Period
                                                                      Ended
                                                                   12/31/02 (A)
                                                                   ------------
Net asset value at beginning of period                               $39.22
                                                                     ------
Income from investment operations:
  Net investment loss                                                 (0.29)(B)
  Net realized and unrealized losses on investments                  (21.01)
                                                                     ------
Total from investment operations                                     (21.30)
                                                                     ------
Less distributions:
  Distributions from net investment income                               --
  Distributions from net realized gains                                  --
  Distributions in excess of net realized gains                          --
                                                                     ------
Total distributions                                                      --
                                                                     ------

Paid-in capital from redemption fees (Note 2)                            --
                                                                     ------

Net asset value at end of period                                     $17.92
                                                                     ======

Total return                                                         (54.31%)(C)
                                                                     ======

Net assets at end of period                                          $80.39
                                                                     ======

Ratio of expenses to average net assets                                2.14%(D)

Ratio of net investment loss to average net assets                    (1.34%)(D)

Portfolio turnover rate                                                  44%

(A) Represents the period from the commencement of operations (February 1, 2002) through December 31, 2002.
(B)  Per share amount is based on average shares outstanding.
(C)  Not annualized.
(D)  Annualized.

                 see accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. ORGANIZATION

Firsthand Technology Value Fund (the "Fund") is a non-diversified series of Firsthand Funds (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust, a Delaware statutory trust, was organized on November 8, 1993. The Fund offers two classes of shares: Advisor Class and Investor Class. Information relating to Investor Class shares is provided in a separate report.

Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994. Firsthand Technology Value Fund Advisor Class commenced operations on February 1, 2002.

The Fund's investment objective is long-term growth of capital.

Firsthand Technology Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that Firsthand Capital Management, Inc. (the "Investment Adviser") believes are undervalued and have potential for capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities Valuation -- The Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share Valuation -- The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share.

Repurchase Agreements -- Repurchase agreements, which must be secured with collateral of a credit quality at least equal to the Fund's investment criteria for its portfolio securities, are valued at cost, which, together with accrued interest, approximates market value. At the time the Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and losses.

Investment Income and Expenses -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Net investment income (loss), expenses (other than distribution fees), and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Loans of Portfolio Securities --The Fund may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. government obligations, with the Fund's custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of its total assets.

At December 31, 2002, Firsthand Technology Value Fund had securities on loan to brokers valued at $85,201,669. For collateral, the Fund received cash or U.S. Government securities valued at $87,097,602.

Foreign Securities -- The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.

Distributions to Shareholders -- The Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Reclassification of Capital Accounts - The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2002, the Fund recorded the following reclassifications to the accounts listed below:

                            Increase (Decrease)
    ---------------------------------------------------------------------
                              Accumulated Net             Accumulated
    Paid-in-Capital           Investment Loss          Net Realized Loss*
    ---------------           ---------------          ------------------
     $(4,510,663)               $12,434,971               $(7,924,308)

     * Result of the merger of Firsthand Communications Fund into Firsthand Technology Value Fund.

Security Transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax -- The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As provided in the Code, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2002.

  Gross unrealized   Gross unrealized     Net unrealized      Federal income
   appreciation        depreciation        depreciation          tax cost
  ---------------    ----------------    ----------------    ---------------
  $     7,976,403    $(1,354,014,108)    $(1,346,037,705)    $ 1,837,530,001

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations. As of December 31, 2002, Firsthand Technology Value Fund had capital loss carryforwards for federal income tax purposes of $1,092,189,416 and $634,016,220 which expire on December 31, 2009 and December 31, 2010, respectively. Of the $1,092,189,416 capital loss carryforward expiring in 2009, $7,924,308 was acquired in the reorganization with the Firsthand Communications Fund. Firsthand Technology Value Fund realized net capital losses of $74,023,509 during the period from November 1, 2002 through December 31, 2002, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2003.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002 aggregated $351,171,806 and $573,163,969, respectively.

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the sub-administrator, shareholder servicing and transfer agent, investment accounting agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund's investment objective, policies, and limitations. The Investment Adviser is responsible for
(i) compensation of any of the Fund's trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser's personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

For the services it provides under the Advisory Agreement, the Investment Adviser receives from the Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to the Fund (the "Administration Agreement").

Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of the Fund's operating expenses excluding independent trustees' compensation; brokerage and commission expenses; fees payable under "Rule 12b-1 plans," if any, shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses.

For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from the Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Adviser (not the Fund) pays to State Street the fees for the administrative services provided by State Street.

5. CAPITAL SHARES

Capital share transactions for Firsthand Technology Value Fund for the year ended December 31, 2002, are noted below:

                                                     Investor Class                 Advisor Class
                                             ------------------------------    ------------------------
                                                 Shares           Amount         Shares        Amount
                                             -------------    -------------    ----------    ----------
Shares sold                                      3,330,281    $  88,344,875     2,178.060    $53,259.36

Shares issued in  conjunction with
  merger (Note 10)                               1,328,422       24,246,552            --            --
Shares redeemed                                (12,568,473)    (313,323,073)   (2,173.574)   (51,705.10)
                                             -------------    -------------    ----------    ----------
Net increase/(decrease) from capital share
  transactions                                  (7,909,770)   $(200,731,646)        4.486    $ 1,554.26
                                             =============    =============    ==========    ==========

6. DEFERRED COMPENSATION AGREEMENT WITH TRUSTEES

During the fiscal year ended December 31, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust.

Under the deferred compensation agreement, each independent trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended. Deferred fees may be deemed invested in the Firsthand Funds selected by each independent trustee on a tax-deferred basis and deferred fees (and the income, gains, and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains, and losses credited during the deferral period), the Fund will expense its pro rata share of those fees.

7. INVESTMENTS IN AFFILIATES AND RESTRICTED SECURITIES

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's investments in affiliates for the year ended December 31, 2002, is noted below:

                                                     Share Activity
                                  -------------------------------------------------                     Market
                                   Balance                                  Balance     Realized         Value       Acquisition
Affiliate                         12/31/01     Purchases      Sales        12/31/02       Loss          12/31/02         Cost
---------------------------------------------------------------------------------------------------------------------------------
Firsthand Technology
Value Fund

ANADIGICS, Inc.                   1,761,700     394,900     1,636,600       520,000   $(23,532,078)   $  1,341,600   $  7,546,688
Anaren, Inc.*                       931,700     680,200            --     1,611,900             --      14,184,720     26,625,726
Concord Communications, Inc.      1,189,300          --            --     1,189,300             --      10,691,807     47,259,501
Globix Corp.                      2,257,700          --     2,257,700            --    (44,191,954)             --             --
Legato Systems, Inc.              4,981,000          --       640,600     4,340,400    (22,125,883)     21,832,212    144,325,172
NETsilicon, Inc.**                  603,800          --       603,800            --             --              --             --
P-Com, Inc.                       8,651,500          --     8,651,500            --    (71,815,771)             --             --
Pervasive Software, Inc.          1,749,000          --     1,749,000            --     (1,769,600)             --             --
Stratex Networks, Inc.            6,109,336          --     1,277,300     4,832,036    (34,170,403)     10,678,799     69,033,202
Zoran Corp.                       1,330,500     130,000            --     1,460,500             --      20,549,235     24,473,777

* Amounts include shares from the merger of Firsthand Communications Fund into Firsthand Technology Value Fund.

** NETsilicon, Inc. was acquired by Digi International, Inc. For every share of NETsilicon, Inc., the Fund received 0.65 shares of Digi International, Inc. As of December 31, 2002, the Fund no longer owns Digi International, Inc.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund's investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2002, the Fund was invested in the following restricted securities:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % Net
Fund          Security                                      Acquisition Date      Shares       Cost        Value      Assets
----------------------------------------------------------------------------------------------------------------------------
FIRSTHAND
TECHNOLOGY
VALUE FUND    Caspian Networks, Inc. Series AAA P/S         February 21, 2002    3,378,104  $3,378,104   $2,128,205    0.43%
              Celox Networks, Inc. Series A-1 P/S             August 23, 2002    1,000,000   1,200,000            0    0.00%
              Celox Networks, Inc. C/S                         April 17, 2001      138,122  14,999,998            0    0.00%
              Celox Networks, Inc. Series A-1 (warrants)      August 23, 2002      500,000           0            0    0.00%
              Centerpoint Broadband Technologies,
                Inc. Series D P/S                            October 24, 2000       19,290     207,946            0    0.00%
              Clarisay, Inc. Series B P/S                    January 24, 2001    2,605,306   2,383,855    1,013,204    0.21%
              Clarisay, Inc. Series C P/S                     August 28, 2002    7,194,244   2,000,000    2,000,000    0.41%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Fund                                                                                                                  % Net
(CONTINUED)   Security                                      Acquisition Date      Shares       Cost        Value      Assets
----------------------------------------------------------------------------------------------------------------------------
FIRSTHAND
TECHNOLOGY
VALUE FUND    Global Locate, Inc. Series A P/S                October 5, 2001    5,861,664 $ 5,000,000  $ 4,300,000    0.87%
              Global Locate, Inc. Series A P/S                 March 28, 2002      169,232     144,355      124,145    0.03%
              IP Unity, Inc. Series C P/S                       July 27, 2001    1,104,265   1,987,677    1,127,013    0.23%
              Luminous Networks, Inc. Series D P/S               May 31, 2001      868,710   1,816,299      204,360    0.04%
              LuxN, Inc.  C/S                               December 20, 2000      362,757   5,187,425        8,069    0.00%
              Maple Optical Systems, Inc. Series A-1            July 31, 2002    5,714,285   2,000,000    1,260,000    0.26%
              Maple Optical Systems, Inc. Series A-1           August 9, 2001    4,637,769   1,623,219    1,022,628    0.20%
              Polaris Networks, Inc. Series A P/S           November 16, 2001      297,848     297,848      168,880    0.03%
              Radia Communications, Inc. Series B P/S        January 28, 2002    4,836,274   4,836,274    4,159,196    0.84%
              Silicon Genesis Corp. Series D P/S               April 30, 2002    2,117,521   7,999,994    7,999,994    1.62%
              Silicon Genesis Corp. Series D P/S
                (warrants)                                     April 30, 2002       79,407           0          794    0.00%
----------------------------------------------------------------------------------------------------------------------------

C/S Common Stock
P/S Preferred Stock

8. RISKS

Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser's control. The Fund is designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

9. RULE 12b-1 PLAN

The Trust has a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") with respect to the Advisor Class shares of the Fund that was adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, in consideration of the services to be provided and the expenses to be incurred by the Trust's distributor (the "Distributor") for any activities or expenses primarily intended to result in the sale of the Advisor Class shares of the Fund, the Fund shall pay to the Distributor a fee at the aggregate rate of 0.25% per year of the average daily net assets of the Advisor Class shares of the Fund.

10. FUND REORGANIZATION

On December 27, 2002, Firsthand Technology Value Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Firsthand Communications Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for Investor Class shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Changes in Net Assets. Net assets and unrealized depreciation as of the reorganization date were as follows:

--------------------------------------------------------------------------------
                                      Total net assets
Total net assets   Total net assets   of Acquiring Fund       Acquired Fund
of Acquired Fund   of Acquiring Fund  after acquisition  Unrealized Depreciation
--------------------------------------------------------------------------------
   $24,246,552       $477,555,846        $501,802,398          $45,450,144
--------------------------------------------------------------------------------

11. SUBSEQUENT EVENT

On February 8, 2003, the Board of Trustees of Firsthand Funds authorized the liquidation of Firsthand Technology Value Fund's Advisor Class shares. The closing date is anticipated to be February 28, 2003.

ADDITIONAL INFORMATION (UNAUDITED)
December 31, 2002

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the "SAI") includes additional information about the Funds' trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675, option 2. The address for each of the persons named below is 125 South Market, Suite 1200, San Jose, CA 95113.

                               Term of Office                                    Number of Funds in          Other
    Name, Year of Birth,        and Length of      Principal Occupation(s)     Fund Complex Overseen     Trusteeships
Positions(s) Held With Funds   Time Served(1)       During Past Five Years           by Trustee        Held by Trustees
----------------------------   --------------       ----------------------           ----------        ----------------
DISINTERESTED TRUSTEES

Michael Lynch                    Since 1994      Mr. Lynch is Vice President            Five                 None
(1961)                                           of Sales and Business
Trustee                                          Development of AlphaOmega
                                                 Soft, Inc. (a manufacturer
                                                 of software).  Mr. Lynch
                                                 served as Vice President of
                                                 Sales and Business
                                                 Development at Picture IQ
                                                 Corporation (a manufacturer
                                                 of digital imaging
                                                 software) from 1999 through
                                                 2002. Mr. Lynch served as a
                                                 Product Manager for Iomega
                                                 Corp. (a manufacturer of
                                                 computer peripherals) from 1995
                                                 through 1999.

Jerry Wong                       Since 1999      Mr. Wong is a consultant.              Five                 None
(1951)                                           Mr. Wong served as Vice
Trustee                                          President of Finance and
                                                 Executive Vice President of
                                                 U.S. Operations of Poet
                                                 Holdings, Inc. (a manufacturer
                                                 of software) from 1995 through
                                                 2002.

ADDITIONAL INFORMATION (UNAUDITED)
December 31, 2002
(CONTINUED)

                               Term of Office                                    Number of Funds in          Other
    Name, Year of Birth,        and Length of      Principal Occupation(s)     Fund Complex Overseen     Trusteeships
Positions(s) Held With Funds   Time Served(1)       During Past Five Years           by Trustee        Held by Trustees
----------------------------   --------------       ----------------------           ----------        ----------------
INTERESTED TRUSTEES

Kevin Landis(2)                  Since 1994      Mr. Landis is President and            Five                 None
(1961)                                           Chief Investment Officer and a
Trustee/President                                Director of Firsthand Capital
                                                 Management, Inc. and has been
                                                 a portfolio manager with
                                                 Firsthand Capital Management,
                                                 Inc. since 1994. From 1998
                                                 through 2001, he was also the
                                                 President and Chief Executive
                                                 Officer of Silicon Capital
                                                 Management LLC.

OFFICERS WHO ARE NOT
TRUSTEES:

Yakoub Bellawala(3)              Since 1996      Mr. Bellawala is Vice                  N/A                   N/A
(1965)                                           President of Business Process
Secretary                                        Development of Firsthand
                                                 Capital Management, Inc.

Omar Billawala(3)                Since 1999      Mr. Billawala is Chief                 N/A                   N/A
(1961)                                           Operating Officer and Chief
Treasurer                                        Financial Officer of
                                                 Firsthand Capital
                                                 Management, Inc. from 1999
                                                 to present. He was also the
                                                 Chief Operating Officer and
                                                 Chief Financial Officer of
                                                 Silicon Capital Management
                                                 LLC from 1999 through 2001.
                                                 Prior to that, he was an
                                                 associate at the law firm
                                                 of Paul, Hastings, Janofsky
                                                 & Walker LLP from 1997 to 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
(1) Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Adviser.
(3)  Mr. Bellawala and Mr. Billawala are brothers.

This report is provided for the general information of the shareholders of Advisor Class Shares of Firsthand Technology Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus. For more information regarding any Firsthand Funds, including charges and expenses, visit our website at www.firsthandfunds.com or call 1.888.884.2675 for a free prospectus. Please read the prospectus carefully before you invest or send money.

Firsthand Funds are distributed by ALPS Distributors, Inc.